UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 4, 2024 (October 31, 2024)

ONEMAIN FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	001-06155	35-0416090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)

(812) 424-8031
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 31, 2024, OneMain Finance Corporation (“OMFC,” “we,” “us” or “our”) entered into an underwriting agreement (the “Underwriting Agreement”) with OneMain Holdings, Inc., the direct sole shareholder of OMFC (“OMH”), as guarantor, and BNP Paribas Securities Corp., as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by OMFC of $900.0 million aggregate principal amount of our 6.625% Senior Notes due 2029 (the “Notes”) in an underwritten public offering made pursuant to a registration statement and related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). The offering closed on November 4, 2024.

The Underwriting Agreement includes customary representations, warranties and covenants by each of OMFC and OMH. It also provides for customary indemnification by each of OMFC, OMH and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

OMFC intends to use all of the net proceeds from the offering for general corporate purposes, which may include debt repurchases or repayments.

Certain of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with OMH, its subsidiaries or affiliates, including OMFC. They have received, or may in the future receive, customary fees and commissions for these transactions. Some of the underwriters and their affiliates have entered into, and may in the future enter into, financing arrangements (including offerings of asset-backed notes) in which they act as initial purchaser or serve as lender to OMH, its subsidiaries or affiliates, including OMFC.

Supplemental Indenture

On November 4, 2024, OMFC issued $900.0 million aggregate principal amount of the Notes under an Indenture, dated as of December 3, 2014 (the “Base Indenture”), among OMFC, as issuer, OMH, as guarantor, and Wilmington Trust, National Association, as trustee, as amended and supplemented by a Nineteenth Supplemental Indenture, dated as of November 4, 2024 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among OMFC, OMH and HSBC Bank USA, National Association, as series trustee (the “Trustee”), pursuant to which OMH provided a guarantee of the Notes. The Notes were offered and sold in an underwritten public offering made pursuant to a Prospectus, dated October 13, 2023, and a Prospectus Supplement, dated October 31, 2024, filed as part of OMFC’s and OMH’s joint Registration Statement on Form S-3 (Registration No. 333-274956-01) filed with the SEC. The Notes are guaranteed on an unsecured basis by OMH.

The Notes will mature on 2029 and bear interest at a rate of 6.625% per annum, payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2025. The Notes are our senior unsecured obligations and rank equally in right of payment to all of our other existing and future unsubordinated indebtedness from time to time outstanding. The Notes are guaranteed by our direct parent company, OMH, and will not be guaranteed by any of our subsidiaries, including OneMain Financial Holdings, LLC, or any other party. The Notes are effectively subordinated to all of our secured obligations to the extent of the value of the assets securing such obligations, structurally subordinated to all existing and future liabilities of our subsidiaries (including OneMain Financial Holdings, LLC), and rank senior in right of payment to all existing and future subordinated indebtedness of OMFC.

The Notes may be redeemed, in whole or in part, at OMFC’s option, at any time or from time to time (i) prior to November 15, 2028 (six months prior to the maturity date of the Notes), at the applicable redemption price specified in the Indenture, and (ii) on and after November 15, 2028 (six months prior to the maturity date of the Notes), at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, in each case plus accrued and unpaid interest on such principal amount to, but not including, the applicable redemption date.

The Indenture contains covenants that, among other things, limit OMFC’s ability to create liens on assets and restrict OMFC’s ability to consolidate, merge or sell its assets. The Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately. The Notes will not have the benefit of any sinking fund.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and Supplemental Indenture (and form of 6.625% Senior Notes due 2029 included therein as Exhibit A), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. In connection with the issuance of the Notes, Jeffrey M. Gershon, Associate General Counsel of OMFC, and Skadden, Arps, Slate, Meagher & Flom LLP provided OMFC with the legal opinions filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8‑K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
*1.1
Underwriting Agreement, dated as of October 31, 2024, among OneMain Finance Corporation, OneMain Holdings, Inc., and BNP Paribas Securities Corp., as representative of the several underwriters named therein.

4.1
Indenture relating to the Notes, dated as of December 3, 2014, among OneMain Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee, as filed with the SEC on December 3, 2014 as Exhibit 4.1 to OMFC’s Current Report on Form 8-K (File No. 001-06155), and incorporated herein by reference.

*4.2
Nineteenth Supplemental Indenture relating to the Notes, dated as of November 4, 2024, among OneMain Finance Corporation, OneMain Holdings, Inc. and HSBC Bank USA, National Association, as series trustee (including the form of 6.625% Senior Notes due 2029 included therein as Exhibit A).

*5.1	Opinion of Jeffrey M. Gershon.
*5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*23.1	Consent of Jeffrey M. Gershon (included as part of Exhibit 5.1 hereto).
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN FINANCE CORPORATION

By:	/s/ Matthew W. Vaughan
	Name:	Matthew W. Vaughan
	Title:	Vice President - Senior Managing Director and Chief Financial Officer

Date: November 4, 2024